                                                            OMB APPROVAL
                                                     --------------------------
                                                     OMB Number:      3235-0059
                                                     Expires: January 31, 2008
                                                     Estimated average burden
                                                     hours per response......14.

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
       RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Section 240.14a-12


                              JANUS INVESTMENT FUND
                         File Nos. 2-34393 and 811-1879
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     3) Filing Party:

--------------------------------------------------------------------------------
     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (05-05)

Subject Line: Janus Proxy Update

Dear [insert client name]

As communicated earlier, on September 22nd, Janus filed preliminary proxy statements with the SEC recommending shareholder approval of a number of items including the election of trustees and a change in the advisory fee structure from an annual fixed fee to a performance-based advisory fee for several of the Janus, Janus Aspen, and Janus Adviser series funds.

On October 28th we filed the definitive proxy statement and will begin mailing to shareholders on or about Monday, October 31st. The meeting to approve the various proposals is scheduled for November 22, 2005.

For those clients passing proxy materials through to end shareholders we recognize that this leaves a tight time frame for you to complete the process. We apologize for this inconvenience, but hope that we can work together to achieve a vote by that date. Please let us know of anything that we can do to achieve this goal. In addition, our proxy solicitor, Computershare, will be coordinating with you as well.

To access a copy of the proxy, which includes a detailed Q&A, please use the following link: https://www.janus.wallst.com/ipss/home.asp?user_id=institutional

If you have any questions, please call 1-877-33JANUS (52687). Thank you for your continued support and trust in Janus.

Best Regards,
[insert sales person name]

INVESTORS ARE ADVISED TO READ THE PROXY STATEMENT WHEN THEY RECEIVE IT BECAUSE IT CONTAINS IMPORTANT INFORMATION. The proxy statement is publicly available and investors may obtain a free copy of the proxy statement and other documents filed by Janus with the SEC at the SEC's website at http://www.sec.gov. Free copies of the proxy statement may also be obtained from Janus at www.janus.com. Information concerning persons who may be considered participants in the solicitation of the funds' shareholders is set forth in the Definitive Proxy Statement on Schedule 14A filed with the SEC on October 28, 2005 and available at the SEC's website at http://www.sec.gov.

FOR INSTITUTIONAL INVESTOR USE ONLY / NOT INTENDED FOR PUBLIC VIEWING OR DISTRIBUTION

PLEASE CONSIDER THE CHARGES, RISKS, EXPENSES AND INVESTMENT OBJECTIVES CAREFULLY BEFORE INVESTING. FOR A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION, PLEASE CALL JANUS AT 1-877-33JANUS OR DOWNLOAD THE FILE FROM JANUS.COM. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Funds distributed by Janus Distributors LLC (10/05)
C-1005-293 07-15-06